UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

Cannabis Sativa, Inc.
 (Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-53571 (Commission File Number)	20-1898270 (IRS Employer I.D. No.)

1646 W. Pioneer Blvd., Suite 120
Mesquite, Nevada  89027
 (Address of principal executive offices)

(702) 346-3906
(Registrant’s telephone number)

N/A
(Former name and/or address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

The Registrant, Cannabis Sativa, Inc., has issued a 10% Senior Convertible Security in the face amount of $300,000.  The debenture comes due on April 30, 2017, and is convertible any time into shares of common stock of the Registrant at the rate of $2.00 per share.  The debenture was issued to one entity and the Registrant received $300,000 in cash proceeds in connection with the transaction.  The issuance of the debenture was exempt from the registration requirements of Section 5 of the Securities Act of 1933 pursuant to Rule 506(b) of Regulation D.  There was no general solicitation in connection with the transaction.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                Cannabis Sativa, Inc.
Date:  June 4, 2015

                                                                By: /s/ Steven Kubby
                                                                      Steven Kubby, Chairman